Exhibit 10.6

Base Salaries of Executive Officers of the Registrant

As of March 1, 2009, the following are the base salaries (on an annual basis) of the executive officers (as defined in Item 402 (a)(3) of Regulation S-K) of Old Point Financial Corporation:

Robert F. Shuford Chairman, President & Chief Executive Officer Old Point Financial Corporation	$300,000

Louis G. Morris Executive Vice President/OPNB Old Point Financial Corporation	$250,000

Robert F. Shuford, Jr. Senior Vice President/Operations Old Point Financial Corporation	$167,500

Joseph R. Witt Senior Vice President/Corporate Banking Old Point Financial Corporation	$158,500

Melissa L. Burroughs Senior Vice President/Lending & Business Development Old Point Financial Corporation	$152,500

Margaret P. Causby Senior Vice President/Risk Management Old Point Financial Corporation	$151,500

Laurie D. Grabow Chief Financial Officer & Senior Vice President/Finance Old Point Financial Corporation	$150,000

Eugene M. Jordan, II Executive Vice President/Trust Old Point Financial Corporation	$150,000